EXHIBIT 32.2
                                                                    ------------


                  Certification of the Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350


     Solely for the purposes of complying with 18 U.S.C. section 1350, I, the undersigned Acting Chief Financial Officer of Earth Search Sciences, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  November 14, 2003                   /s/ Tami J Story
                                           -------------------------------------
                                           Tami J Story
                                           Acting Chief Financial Officer